CURRENT REPORT OF MATERIAL EVENTS OR CORPORATE CHANGES
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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 24, 2007

                          Level 3 Communications, Inc.
             (Exact name of Registrant as specified in its charter)



           Delaware                     0-15658              47-0210602
        (State or other            (Commission File         (IRS employer
jurisdiction of incorporation)          Number)          Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado                             80021
Address of principal executive offices)                           (Zip code)

                                  720-888-1000
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

On May 24, 2007, the Board of Directors of Level 3 Communications, Inc. ("Level 3") amended and restated Level 3's By-laws. These changes generally relate to the elimination of the Executive Committee as a standing committee of the Board of Directors, related conforming changes and certain other changes to conform the By-laws to the provisions of Level 3's amended Restated Certificate of Incorporation relating to the removal of directors. The amended and restated By-laws are effective as of May 24, 2007.

The descriptions of the changes to the Level 3 By-laws are qualified in their entirety by reference to the copy of the Amended and Restated By-laws filed as
Exhibit 3(ii) to this Form 8-K, which is incorporated by reference as if set forth in full.

Item 8.01 Other Events

On May 24, 2007, the Board of Directors of Level 3 approved the following assignments for the Board of Director's three standing committee. These assignments are effective as of May 24, 2007.

Audit Committee:

Robert E. Julian
John T. Reed (Chairman)
Albert C. Yates

Compensation Committee:

Robert E. Julian
Richard R. Jaros (Chairman)
Arun Netravali

Nominating and Governance Committee

James O. Ellis, Jr. (Chairman)
John T. Reed
Michael B. Yanney

On May 24, 2007, Level 3 issued a press release announcing the results of the Level 3 2007 Annual Meeting of Stockholders. This press release is filed as exhibit 99.1 to this Form 8-K and is incorporated by reference as if set forth in full.


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Item 9.01.  Financial Statements and Exhibits

          (a)  Financial Statements of Business Acquired

                  None

          (b)  Pro Forma Financial Information

                  None

          (c)  Shell Company Transactions

                  None

          (d)  Exhibits

     3(ii) Amended and Restated By-Laws of Level 3 Communications, Inc. dated
          May 24, 2007.

     99.1 Press Release dated May 24, 2007

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     Level 3 Communications, Inc.

                                     By:     /s/ Neil J. Eckstein
                                         Neil J. Eckstein, Senior Vice President

Date:  May 31, 2007